UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015

Enumeral Biomedical Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55415	99-0376434
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

200 CambridgePark Drive, Suite 2000 Cambridge, Massachusetts (Address of Principal Executive Offices)	02140 (Zip Code)

(617) 945-9146

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 21, 2015, the Board of Directors of Enumeral Biomedical Holdings, Inc. (the “Company”) adopted Amendment No. 2 (the “Amendment”) to the Company’s 2014 Equity Incentive Plan, as amended (the “2014 Plan”), to increase the number of shares of the Company’s common stock that may be granted under the 2014 Plan in any one fiscal year to Covered Employees (as defined in the 2014 Plan) in the form of stock options and restricted stock. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit Number	Description
10.1	Amendment No. 2 to 2014 Equity Incentive Plan, adopted on May 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENUMERAL BIOMEDICAL HOLDINGS, INC.

Dated: May 22, 2015	By:	/s/ Matthew A. Ebert
Name: Matthew A. Ebert
Title: General Counsel and Corporate
Secretary